                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    July 31, 2002
                                                --------------------------------

                                  Jostens, Inc.
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               (Exact name of registrant as specified in charter)

             Minnesota                       001-05064                     41-0343440
---------------------------------------------------------------------------------------------------
  (State or other jurisdiction of     (Commission file number)  (IRS employer identification no.)
           incorporation)

5501 Norman Center Drive, Minneapolis, Minnesota                      55437
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code    (952) 830-3300
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

          On July 31, 2002, the registrant entered into an amendment of its senior secured credit facility. A copy of the Amended and Restated Credit Agreement, dated as of July 31, 2002, among the registrant, the several lenders from time to time parties thereto, Deutsche Bank Securities Inc., as syndication agent, JPMorgan Chase Bank, as administrative agent and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Bookrunners, is filed herewith as Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          10.1 Amended and Restated Credit Agreement, dated as of July 31, 2002, among Jostens, Inc., the several lenders from time to time parties thereto, Deutsche Bank Securities Inc., as syndication agent, JPMorgan Chase Bank, as administrative agent and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Bookrunners.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 8, 2002
                                    JOSTENS, INC.


                                    By:    /s/ Paula R. Johnson
                                           ------------------------------
                                    Name:  Paula R. Johnson
                                    Title: Vice President--General Counsel and
                                           Corporate Secretary

                                       3

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                                  EXHIBIT INDEX

          10.1 Amended and Restated Credit Agreement, dated as of July 31, 2002, among Jostens, Inc., the several lenders from time to time parties thereto, Deutsche Bank Securities Inc., as syndication agent, JPMorgan Chase Bank, as administrative agent and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Bookrunners.

                                       4